Sub-Item 77Q1(a)

            Copies of any material amendments to the registrant's charter or by-laws:

            Amended Schedule B, amended as of November 1, 2009
      Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on December 23, 2009
            (Accession Number 0001145443-09-003173).